                                                                    EXHIBIT 4(b)

THIS SECURITY IS AN OBLIGATION OF THE COMPANY AND IS NOT AND WILL NOT BE A SAVINGS ACCOUNT, A DEPOSIT OR OTHER OBLIGATION OF ANY BANK OR NONBANK SUBSIDIARY OF THE COMPANY AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

CUSIP NO.

REGISTERED
PRINCIPAL AMOUNT
No. FL -


                                    KEYCORP
                          MEDIUM-TERM NOTE,  SERIES B
                                (FLOATING RATE)


                  Due from 9 Months or More from Date of Issue

          If the registered owner of this Security (as indicated below) is The Depository Trust Company (the "Depository") or a nominee of the Depository, this
                               ----------
Security is a Global Security and the following two legends apply:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR OF THE DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR.

IF APPLICABLE, THE "TOTAL AMOUNT OF OID", "YIELD TO MATURITY" AND "INITIAL
                    -------------------    -----------------       -------
ACCRUAL PERIOD OID" (COMPUTED UNDER THE APPROXIMATE METHOD) BELOW WILL BE
- ------------------
COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.
                 ---

ISSUE PRICE:                        OPTION TO ELECT REPAYMENT:   [ ] YES  [ ] NO

ORIGINAL ISSUE DATE:                REPAYMENT DATE[S]:

STATED MATURITY:                    REPAYMENT PRICE:

BASE RATE:                          OPTIONAL REDEMPTION:  [ ] YES  [ ] NO
If LIBOR: [ ] LIBOR Telerate
          [ ] LIBOR Reuters
          [ ] Other:                INITIAL REDEMPTION DATE:


INITIAL INTEREST RATE:              ADDITIONAL REDEMPTION DATES:

INDEX MATURITY:                     INITIAL REDEMPTION PERCENTAGE:

SPREAD (PLUS OR MINUS):             ANNUAL REDEMPTION PERCENTAGE REDUCTION:

SPREAD MULTIPLIER:                  MINIMUM DENOMINATIONS:
                                    [ ] $1,000
                                    [ ] Other:

CALCULATION AGENT:                  SPECIFIED CURRENCY:
                                    United States Dollars:
                                    [ ] YES   [ ] NO
CALCULATION DATE:                   Foreign Currency:


SINKING FUND:                       OPTION TO RECEIVE PAYMENTS
                                    IN SPECIFIED CURRENCY
                                    OTHER THAN U.S. DOLLARS:
MAXIMUM INTEREST RATE:              [ ] YES   [ ] NO

                                    EXCHANGE RATE AGENT:


MINIMUM INTEREST RATE:              ADDITIONAL AMOUNTS:


CMT TELERATE PAGE:                  DEFEASANCE:  [ ] YES  [ ] NO


INTEREST DETERMINATION DATE:        COVENANT DEFEASANCE:  [ ] YES  [ ] NO

INTEREST RESET PERIOD:              OPTIONAL INTEREST RATE RESET:
                                    [  ] YES  [  ] NO
INTEREST RESET DATES:

INTEREST PAYMENT PERIOD:            OPTIONAL INTEREST RATE RESET DATES:

INTEREST PAYMENT DATES:             TOTAL AMOUNT OF OID:

PAYING AGENT:                       INITIAL ACCRUAL PERIOD
OID:

PLACE OF PAYMENT:                   ORIGINAL YIELD TO MATURITY:

                                    OTHER/DIFFERENT PROVISIONS:

          KEYCORP, an Ohio corporation (herein referred to as the "Company",
                                                                   -------
which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to



          ___________________________________, or registered assigns, the principal sum of __________________________ on the Stated Maturity shown above (except to the extent redeemed, repaid or renewed prior to the Stated Maturity) and to pay interest thereon at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date (if the first Interest Reset Date is later than the Original Issue Date) and thereafter at the interest rate determined by reference to the Base Rate shown above, plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, shown above, determined in accordance with the provisions on the reverse hereof, until the principal hereof is paid or duly made available for payment; provided, however, that the interest
                                            --------  -------
rate in effect for the ten days immediately prior to the Maturity Date (as defined below) of this Security will be that in effect on the tenth day preceding such date. The Company will pay interest on each Interest Payment Date specified above, commencing with the first Interest Payment Date (except as provided in the next succeeding paragraph) next succeeding the Original Issue Date, and on the Stated Maturity, any Redemption Date or Repayment Date (such terms together are hereinafter referred to as a "Maturity Date" with respect to
                                                 -------------
the principal repayable on such date); provided, however, that any payment of
                                       --------  -------
principal (or premium, if any) or interest to be made on any Interest Payment Date or on the Maturity Date that is not a Business Day (as defined below) shall be made on the next succeeding Business Day (except that in the case of interest payments on an Interest Payment Date and if the Base Rate specified above is LIBOR, and such day falls in the next succeeding calendar month, such payment will be made on the next preceding Business Day) as described on the reverse hereof. For purposes of this Security, unless otherwise specified on the face hereof, "Business Day" means any day that is not a Saturday or Sunday and that
         ------------
is not a legal holiday nor a day on which banking institutions are generally authorized or required by law or regulation to close in The City of New York and
(i) in respect of LIBOR (as defined below), in the city of London, (ii) with respect to Securities denominated or payable in a Specified Currency other than ECUs in the financial center of the country issuing the Specified Currency,
(iii) with respect to Notes denominated or payable in ECUs, in the financial center of each country that issues a component currency of the ECU, and that is not a non-ECU settlement day. "London Banking Day" means any day on which
                                ------------------
dealings in deposits in U.S. dollars are transacted in the London interbank market.

          The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof), be paid to the person (the "Holder") in whose name this
                                             ------
Security (or one or more Predecessor Securities) is registered at the close of business on the fifteenth day (whether or not a Business Day) next preceding such Interest Payment Date (a "Regular Record Date"); provided, however, that,
                               -------------------    --------  -------
if this Security was issued between a Regular Record Date and the initial Interest Payment Date relating to such Regular Record Date, interest for the period beginning on the Original Issue Date and ending on such initial Interest Payment Date shall be paid on the Interest Payment Date following the next succeeding Regular Record Date to the Holder on such Regular Record Date; and

provided further that interest payable on the Maturity Date will be payable to
- -------- -------
the person to whom the principal hereof shall be payable. Any such interest not so punctually paid or duly provided for ("Defaulted Interest") will forthwith
                                          ------------------
cease to be payable to the Holder on such Regular Record Date and may either be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date (the "Special Record Date") for the payment of such Defaulted Interest to be fixed by
 -------------------
the Trustee (referred to on the reverse hereof), notice whereof shall be given to the Holder of this Security not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

          Unless otherwise specified above, all payments in respect of this Security will be made in U.S. dollars regardless of the Specified Currency shown above unless the Holder hereof makes the election described below. If the Specified Currency shown above is other than U.S. dollars, the Exchange Rate Agent (referred to on the reverse hereof) will arrange to convert all payments in respect hereof into U.S. dollars in the manner described on the reverse hereof; provided, however, that the Holder hereof may, if so indicated above,
        --------  -------
elect to receive all payments in such Specified Currency by delivery of a written request to the corporate trust office of the Trustee in The City of New York, on or prior to the applicable Regular Record Date or at least fifteen days prior to the Stated Maturity, as the case may be. Such request may be in writing with a signature guarantee, mailed or hand delivered, or by cable, telex, or other form of facsimile transmission. The Holder hereof may elect to receive payment in such Specified Currency for all principal, premium, if any, and interest payments and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Trustee, but written notice of any such revocation must be received by the Trustee on or prior to the Regular Record Date or at least fifteen days prior to the Stated Maturity, as the case may be. Notwithstanding the foregoing, if the Company determines that the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond the Company's control, or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then the Holder hereof may not so elect to receive payments in the Specified Currency and any such outstanding election shall be automatically suspended, until the Company determines that the Specified Currency is again available for making such payments.

          In the event of an official redenomination of the Specified Currency, the obligations of the Company with respect to payments on this Security shall, in all cases, be deemed immediately following such redenomination to provide for payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. In no event shall any adjustment be made to any amount payable hereunder as a result of any change in the value of the Specified Currency shown above relative to any other currency due solely to fluctuations in exchange rates.

          Until the Securities are paid in full or payment therefor in full is duly provided for, the Company will at all times maintain a Paying Agent (which Paying Agent may be the Trustee) in The City of Cleveland (which, unless otherwise specified above, shall be the "Place of Payment"). The Company has
                                         ----------------
initially appointed Society National Bank at its corporate trust office in The City of Cleveland as paying agent.

          Unless otherwise shown above, payment of interest on this Security (other than on the Maturity Date) will be made by check mailed to the registered address of the Holder hereof; provided, however, that, if (i) the Specified
                              --------  -------
Currency is U.S. dollars and the Holder hereof is the Holder of U.S. $1,000,000 or more in aggregate principal amount of Securities of the series of which this Security is a part (whether having identical or different terms and provisions) or (ii) the Specified Currency is a Foreign Currency, and the Holder has elected to receive payments in such Specified Currency as provided for above, such interest payments will be made by transfer of immediately available funds, but only if appropriate instructions have been received in writing by the Trustee or Paying Agent on or prior to the applicable Regular Record Date. Simultaneously with any election by the Holder hereof to receive payments in respect hereof in the Specified Currency (if other than U.S. dollars), such Holder may provide appropriate instructions to the Trustee or Paying Agent, and all such payments will be made in immediately available funds to an account maintained by the payee with a bank, but only if such bank has appropriate facilities therefor. Unless otherwise specified above, the principal hereof (and premium, if any) and interest hereon payable on the Maturity Date will be paid in immediately available funds upon surrender of this Security at the corporate trust office of the Trustee maintained for that purpose in the Borough of Manhattan, The City and State of New York (or at such other location as may be specified above).
The Company will pay any administrative costs imposed by banks in making payments in immediately available funds, but, except as otherwise provided under Additional Amounts above, any tax, assessment or governmental charge imposed upon payments will be borne by the Holders of the Securities in respect of which such payments are made.

          REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

          Unless the certificate of authentication hereon has been executed by the Authenticating Agent on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its facsimile corporate seal.



                                  KEYCORP


                                  By:__________________________________________


                                  Attest:______________________________________
                                                Secretary

                                  [Seal]



Dated:                TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                              This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture


                                   BANKERS TRUST COMPANY,
                                    as Trustee


                                   By:  SOCIETY NATIONAL BANK
                                   as Authenticating Agent


                                   By:__________________________________________
                                          Authorized Officer

                               [REVERSE OF NOTE]


                                    KEYCORP
                           MEDIUM-TERM NOTE, SERIES B

         Section 1.  General.  This Security is one of a duly authorized issue
                     -------
of securities (herein called the "Securities") of the Company, issued and to be
                                  ----------
issued in one or more series under and pursuant to an indenture, dated as of June 10, 1994, as it may be supplemented from time to time (herein called the

"Indenture"), between the Company and Bankers Trust Company, Trustee (herein
- ----------
called the "Trustee", which term includes any successor trustee under the
            -------
Indenture with respect to a series of which this Security is a part), to which indenture and all indentures supplemental thereto, reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof which is unlimited in aggregate principal amount.

         Section 2.  Payments.  If the Specified Currency is other than U.S.
                     --------
dollars and the Holder hereof fails to elect payment in such Specified Currency, the amount of U.S. dollar payments to be made in respect hereof will be determined by the Exchange Rate Agent specified on the face hereof or a successor thereto (the "Exchange Rate Agent") based on the highest bid quotation
                        -------------------
in The City of New York at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers selected by the Exchange Rate Agent (one of which may be the Exchange Rate Agent unless the Exchange Rate Agent is the applicable agent to or through which this Security was originally sold) for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to all Holders of Securities denominated in a Foreign Currency scheduled to receive U.S. dollar payments and at which the applicable dealer commits to execute a contract. If none of such bid quotations are available, payments will be made in the Specified Currency.

         Except as set forth below, if the Specified Currency is other than U.S. dollars and the Specified Currency is not available due to the imposition of exchange controls or to other circumstances beyond the Company's control, or is no longer used by the government of the country issuing such currency or for settlement of transactions by public institutions of or within the international banking community, the Company will be entitled to make payments in U.S. dollars on the basis of the noon buying rate in The City of New York for cable transfers of such Specified Currency as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such Specified
                               --------------------
Currency on the date of such payment or, if the Market Exchange Rate is then not available, on the basis of the most recently available Market Exchange Rate.
Any payment made under such
circumstances in U.S. dollars where the required payment is in a Specified Currency other than U.S. dollars will not constitute an Event of Default or Default under the Indenture.

         If payment on this Security is required to be made in ECUs and ECUs are unavailable due to the imposition of exchange controls or other circumstances beyond the control of the Company, or are no longer used in the European Monetary System, all payments due on that due date with respect to this Security shall be made in U.S. dollars. The amount so payable on any date in ECU shall be converted into U.S. dollars, at a rate determined by the Exchange Rate Agent as of the second Business Day prior to the date on which such payment is due on the following basis. The component currencies of the ECU for this purpose (the "Components") shall be the currency amounts which were Components of the ECU as
 ----------
of the last date on which the ECU was used in the European Monetary System. The equivalent of the ECU in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Components. The U.S. dollar equivalent of each of the Components shall be determined by the Exchange Rate Agent on the basis of the most recently available Market Exchange Rate for such Components.

         If the official unit of any Component of the ECU is altered by way of combination or subdivision, the number of units of that Component shall be divided or multiplied in the same proportion. If two or more Components are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated Components expressed in such single currency. If any Component is divided into two or more currencies, the amount of that currency as a Component shall be replaced by amounts of such two or more currencies, the sum of which shall be equal to the amount of the original Component currency.

         All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and, in the absence of manifest error, shall be conclusive for all purposes and binding on the Holder of this Security.

         All currency exchange costs will be borne by the Holder of this Security through deductions from payments otherwise due to such Holder.

         Section 3.  Interest Rate Calculations.  Unless otherwise set forth on
                     --------------------------
the face hereof, the following provisions of this Section 3 shall apply to the calculation of interest on this Security. If the first Interest Reset Date is later than the Original Issue Date, this Security will bear interest from its Original Issue Date to the first Interest Reset Date at the Initial Interest Rate set forth on the face hereof. Thereafter, the interest rate hereon for each Interest Reset Period (as defined below) will be determined by reference to the Base Rate set forth on the face hereof, as adjusted by the Spread, the Spread Multiplier or other formula, if any, set forth on the face hereof.

         As set forth on the face hereof, this Security may also have either or both of the following: (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any Interest Period (as defined below)

("Maximum Interest Rate"); and (ii) a minimum limitation, or floor, on the rate
- -----------------------
at which interest may accrue during any Interest Period ("Minimum Interest
                                                          ----------------
Rate"). In addition to any Maximum Interest Rate that may be set forth on the face hereof, the interest rate on this Security will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

         The rate of interest hereon will be reset daily, weekly, monthly, quarterly, semi-annually or annually (each, an "Interest Reset Period", and the
                                                ---------------------
first day of each Interest Reset Period being an "Interest Reset Date"), as set
                                                  -------------------
forth on the face hereof. The Interest Reset Date will be, if this Security resets (i) daily, each Business Day; (ii) weekly, the Wednesday of each week (unless the Base Rate set forth on the face hereof is the Treasury Rate); weekly and if the Base Rate set forth on the face hereof is the Treasury Rate, the Tuesday of each week (except as provided below); (iii) monthly, the third Wednesday of each month; (iv) quarterly, the third Wednesday of March, June, September and December of each year; (v) semi-annually, the third Wednesday of the two months set forth on the face hereof; and (vi) annually, the third Wednesday of the month set forth on the face hereof; provided, however, that the
                                                     --------  -------
interest rate in effect from the date of issue to the first Interest Reset Date will be the Initial Interest Rate set forth on the face hereof. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be the next succeeding Business Day, except that, if the Base Rate set forth on the face hereof is LIBOR, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

         The interest payable hereon on each Interest Payment Date and on the Maturity Date shall be the amount of interest accrued from and including the Original Issue Date or the last Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to, but excluding, the next succeeding Interest Payment Date or the Maturity Date, as the case may be. If the Stated Maturity falls on a day which is not a Business Day, the payment of principal, premium, if any, and interest with respect to the Stated Maturity will be paid on the next succeeding Business Day with the same force and effect as if made on the Stated Maturity, and no interest shall accrue on the amount so payable as a result of such delayed payment. If an Interest Payment Date other than the Stated Maturity falls on a day that is not a Business Day, such Interest Payment Date will be postponed to the next day that is a Business Day and interest will accrue for the period of such postponement (except if the Base Rate specified above is LIBOR, and such day falls in the next succeeding calendar month, such Interest Payment Date will be advanced to the immediately preceding Business Day), it being understood that, to the extent this sentence is inconsistent with Section 112 of the Indenture, the provisions of this sentence shall apply in lieu of such Section.

         Accrued interest will be calculated by multiplying the principal amount hereof by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factor calculated for each day in the Interest Period or from the date from which accrued interest is being calculated. The interest factor for each such day is computed by dividing the interest rate applicable on such day by 360, if the Base Rate set forth on the face hereof is the CD Rate, Commercial Paper Rate, Federal Funds Rate, Prime Rate, LIBOR, CMT Rate or 11th District Cost of Funds Rate (as described below), or by the actual number of days in the year, if the Base Rate set forth on the face hereof is the Treasury Rate (as described below). The interest rate applicable to any day that is an Interest Reset Date is the interest rate as determined, in accordance with the procedures hereinafter set forth, with respect to the Interest Determination Date (as defined below) pertaining to such Interest Reset Date. The interest rate applicable to any other day is the interest rate for the immediately preceding Interest Reset Date (or, if none, the Initial Interest Rate, as set forth on the face hereof).

         All percentages used in or resulting from any calculation with respect hereto will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 7.123455% (or 0.07123455) being rounded to 7.12346% (or 0.0712346) and
 ----
7.123454% (or 0.07123454) being rounded to 7.12345% (or 0.0712345)), and all currency amounts used in or resulting from such calculation will be rounded to the nearest one-hundredth of a unit (with five one-thousandths of a unit being rounded upwards).

         Interest will be payable on, if this Security resets (i) daily, weekly or monthly, the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as set forth on the face hereof; (ii) quarterly, the third Wednesday of March, June, September and December of each year; (iii) semi-annually, the third Wednesday of the two months set forth on the face hereof; and (iv) annually, the third Wednesday of the month set forth on the face hereof (each, an "Interest Payment Date"), and
                                                  ---------------------
in each case, on the Maturity Date.

         If the Base Rate set forth on the face hereof is the CD Rate, the CMT Rate, the Commercial Paper Rate, the Federal Funds Rate, the Prime Rate or the 11th District Cost of Funds Rate, the "Interest Determination Date" pertaining
                                       ---------------------------
to an Interest Reset Date for this Security will be the second Business Day next preceding such Interest Reset Date; if the Base Rate set forth on the face hereof is LIBOR, the "Interest Determination Date" pertaining to an Interest
                      ---------------------------
Reset Date for this Security will be the second London Banking Day next preceding such Interest Reset Date; and if the Base Rate set forth on the face hereof is the Treasury Rate, the "Interest Determination Date" pertaining to an
                                  ---------------------------
Interest Reset Date for this Security will be the day of the week in which such Interest Reset Date falls on which Treasury bills (as defined below) are auctioned. Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week.

         Unless otherwise set forth on the face hereof, the "Calculation Date",
                                                             ----------------
where applicable, pertaining to an Interest Determination Date is the earlier of
(i) the tenth calendar day after such Interest Determination Date, or if any such day is not a Business Day, the next succeeding Business Day and (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Stated Maturity, as the case may be.

         The Company will appoint and enter into an agreement with an agent (a

"Calculation Agent") to calculate the rate of interest on the Securities of this
- ------------------
series which bear interest at a floating rate. Unless otherwise set forth on the face hereof, Society National Bank will be the Calculation Agent. At the request of the Holder hereof, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next Interest Reset Date.

         Subject to applicable provisions of law and except as specified herein, with respect to each Interest Determination Date, the rate of interest shall be the rate determined by the Calculation Agent in accordance with the provisions of the applicable heading below.

         Determination of CD Rate.  If the Base Rate set forth on the face
         ------------------------
hereof is the CD Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the CD Rate and the Spread and/or Spread Multiplier, if any, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof.
Unless otherwise set forth on the face hereof, the "CD Rate" means, with respect
                                                    -------
to any Interest Determination Date, the rate on such date for negotiable certificates of deposit having the Index Maturity set forth on the face hereof as published by the Board of Governors of the Federal Reserve System in

"Statistical Release H.15(519), Selected Interest Rates", or any successor
- -------------------------------------------------------
publication of the Board of Governors of the Federal Reserve System

("H.15(519)") under the heading "CDs (Secondary Market)" or, if not yet
  ---------                      ----------------------
published by 9:00 A.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the CD Rate will be the rate on such Interest Determination Date for negotiable certificates of deposit having the Index Maturity set forth on the face hereof as published by the Federal Reserve Bank of New York in the daily statistical release entitled "Composite 3:30 P.M.
                                                            -------------------
Quotations for U.S. Government Securities" or any successor publication
- -----------------------------------------
published by the Federal Reserve Bank of New York ("Composite Quotations") under
                                                    --------------------
the caption "Certificates of Deposit".  If by 3:00 P.M., New York City time, on
             -----------------------
the Calculation Date pertaining to such Interest Determination Date such rate is not yet published in either H.15(519) or Composite Quotations, the CD Rate on such Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such Interest Determination Date, for certificates of deposit in the denomination of $5,000,000 with a remaining maturity closest to the Index Maturity set forth on the face hereof of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money center banks of the highest credit standing in the market for negotiable certificates of deposit; provided, however, that if the dealers
                                    --------  -------
selected as aforesaid by the Calculation Agent are not quoting as set forth above, the CD Rate in effect for the applicable period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Rate Period, the rate of interest payable on the CD Rate Notes for which such CD Rate is being determined shall be the Initial Interest Rate).

         Determination of Commercial Paper Rate.  If the Base Rate set forth on
         --------------------------------------
the face hereof is the Commercial Paper Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Commercial Paper Rate and the Spread and/or Spread Multiplier, if any, and subject to the Minimum Interest Rate and Maximum Interest Rate, if any, set forth on the face hereof. Unless otherwise set forth on the face hereof, the

"Commercial Paper Rate" means, with respect to any Interest Determination Date
- ----------------------
pertaining thereto, the Money Market Yield (calculated as described below) of the rate on such date for commercial paper having the Index Maturity set forth on the face hereof, as such rate shall be published in H.15(519) under the caption "Commercial Paper" or, if not yet published by 9:00 A.M., New York City
         ----------------
time, on the Calculation Date pertaining to such Interest Determination Date, the Commercial Paper Rate shall be the Money Market Yield of the rate on such Interest Determination Date for commercial paper having the Index Maturity set forth on the face hereof as published in Composite Quotations under the caption "Commercial Paper". If by 3:00 P.M., New York City time, on the Calculation
 ----------------
Date pertaining to such Interest Determination Date such rate is not yet published in either H.15(519) or Composite Quotations, the Commercial Paper Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 A.M., New York City time, on such Interest Determination Date of three leading dealers in commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the Index Maturity set forth on the face hereof placed for an industrial issuer whose bond rating is "AA", or the equivalent, from a nationally recognized securities rating agency; provided,
                                                                       --------
however, that, if the dealers selected as aforesaid by the Calculation Agent are
- -------
not quoting offered rates as mentioned in this sentence, the Commercial Paper Rate in effect for the applicable period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable on the Commercial Paper Rate Notes for which such Commercial Paper Rate is being determined shall be the Initial Interest Rate).

         "Money Market Yield" shall be a yield (expressed as a percentage)
          ------------------
calculated in accordance with the following formula:

              MONEY MARKET YIELD =     D   x   360     x 100
                                   -------------------
                                       360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the Interest Period for which interest is being calculated.

         Determination of Federal Funds Rate.  If the Base Rate set forth on the
         -----------------------------------
face hereof is the Federal Funds Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Federal Funds Rate and the Spread and/or Spread Multiplier, if any, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof. Unless otherwise set forth on the face hereof, the "Federal
                                                                      -------
Funds Rate" means, with respect to any Interest Determination Date pertaining
- ----------
thereto, the rate on such date for Federal funds as published in H.15(519) under the caption "Federal Funds (Effective)" or, if not yet published by 9:00 A.M.,
             -------------------------
New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Federal Funds Rate will be the rate on such Interest Determination Date as published in Composite Quotations under the caption

"Federal Funds/Effective Rate".  If by 3:00 P.M., New York City time, on the
- -----------------------------
Calculation Date pertaining to such Interest Determination Date such rate is not yet published in either H.15(519) or Composite Quotations, the Federal Funds Rate for such Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged by three leading brokers of Federal funds transactions in The City of New York, which brokers have been selected by the Calculation Agent, as of 11:00 A.M., New York City time, on such Interest Determination Date; provided, however, that, if the brokers selected as
                    --------  -------
aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate in effect for the applicable period will be the same as the Federal Funds Rate for the immediately preceding interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable on the Federal Funds Rate Notes for which such Federal Funds Rate is being determined shall be the Initial Interest Rate).

         Determination of LIBOR.  If the Base Rate set forth on the face hereof
         ----------------------
is LIBOR, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to LIBOR and the Spread and/or Spread Multiplier, if any, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof. With respect to Securities indexed to the London interbank offered rate for U.S. dollar deposits, unless otherwise set forth on the face hereof, "LIBOR" for each Interest Determination
                                         -----
Date will be determined by the Calculation Agent in accordance with the following provisions:

          (i) The rate for deposits in U.S. dollars of the Index Maturity set forth on the face hereof, commencing on the second Business Day immediately following such Interest Determination Date, that appears on the Telerate Page 3750 as of 11:00 A.M., London time, on such Interest Determination Date ("LIBOR Telerate"). "Telerate Page 3750" means the display designated
            --------------      ------------------
     as page "3750" on the Telerate Service (or such other page as may replace the page 3750 on that service or such other service or services as may be designated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits).

          (ii) As of the Interest Determination Date, the Calculation Agent will determine the arithmetic mean of the offered rates for deposits in U.S. dollars for the period of the Index Maturity set forth on the face hereof, commencing on the second Business Day immediately following such Interest Determination Date which appear on the Reuters Screen LIBO Page at approximately 11:00 A.M., London time, on such Interest Determination Date. "Reuters Screen LIBO Page" means the display designated as Page "LIBO" on
      ------------------------
     the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks).

          If neither LIBOR Telerate nor LIBOR Reuters is specified in the applicable LIBOR Note, LIBOR will be determined as if LIBOR Telerate had been specified.

          (iii) If (a) in the case where paragraph (i) above applies, no rate appears on the Telerate Page 3750 or (b) in the case where paragraph (ii) above applies, fewer than two offered rates appear on the Reuters Screen LIBO Page, the Calculation Agent will request the principal London offices of each of four major banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of the specified Index Maturity to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such Interest Determination Date and in a principal amount equal to an amount of not less than U.S. $1 million that is representative of a single transaction in such market at such time. If at least two such quotations are provided, LIBOR will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR in respect of such Interest Determination Date will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent (after consultation with the Corporation) at approximately 11:00 A.M., New York City time, on such Interest Determination Date for loans in U.S. dollars to leading European banks, for the period of the specified Index Maturity and in a principal amount of not less than U.S. $1 million that is representative of a single transaction in such market at such time; provided, however, that if fewer
                                              --------  -------
     than three banks selected as aforesaid by the Calculation Agent are quoting rates as mentioned in this sentence,

     "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable on the LIBOR Notes for which LIBOR is being determined shall be the Initial Interest Rate).

          If this Security is indexed to the London interbank offered rate for deposits in a Currency other than U.S. dollars, the method for determining such rate will be set forth on the face hereof.

          Determination of Prime Rate.  If the Base Rate set forth on the face
          ---------------------------
hereof is the Prime Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Prime Rate and the Spread and/or Spread Multiplier, if any, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof. Unless otherwise set forth on the face hereof, the "Prime Rate" means,
                                                             ----------
with respect to any Interest Determination Date pertaining thereto, the rate on such date as published in H.15(519) under the caption "Bank Prime Loan". If such rate is not yet published by 9:00 A.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the Prime Rate for such Interest Determination Date will be the arithmetic mean of the rates of interest publicly announced by each bank named on the Reuters Screen NYMF Page (as defined below) as such bank's prime rate or base lending rate as in effect for such Interest Determination Date as quoted on the Reuters Screen NYMF Page on such Interest Determination Date. If fewer than four such rates appear on the Reuters Screen NYMF Page for such Interest Determination Date, the Prime Rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on such Interest Determination Date by at least two of the three major money center banks in The City of New York selected by the Calculation Agent from which quotations are requested. If fewer than two quotations are provided, such Prime Rate shall be calculated by the Calculation Agent and will be the arithmetic mean on the basis of the prime rates in The City of New York by the appropriate number of substitute banks or trust companies organized and doing business under the laws of the United States, or any state thereof, in each case having total equity capital of at least U.S. $500,000,000 and being subject to supervision or examination by federal or state authority, selected by the Calculation Agent
(after consultation with the Company) to provide such rate or rates.   "Reuters
                                                                        -------
Screen NYMF Page" means the display designated as page "NYMF" on the Reuters
- ----------------
Monitor Money Rates Service (such term to include such other page as may replace the NYMF page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

          If in any month or two consecutive months the Prime Rate is not published in H.15(519) and the banks or trust companies selected as aforesaid are not quoting as mentioned in the preceding paragraph, the "Prime Rate" for such Interest Reset Period will be the same as the Prime Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable on the Prime Rate Notes for which the Prime Rate is being determined shall be the Initial Interest Rate). If this failure continues over three or more consecutive months, the Prime Rate for each succeeding Interest Determination Date until the maturity or redemption or repayment of such Prime Rate Notes or, if earlier, until this failure ceases, shall be LIBOR determined as if such Prime Rate Notes were LIBOR Notes with an Index Maturity specified on the face hereof, and the Spread, if any, shall be the number of basis points set forth on the face hereof as the "Alternative Rate Event Spread."
                        -----------------------------

          Determination of Treasury Rate.  If the Base Rate set forth on the
          ------------------------------
face hereof is the Treasury Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Treasury Rate and the Spread and/or Spread Multiplier, if any, and subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, set forth on the face hereof. Unless otherwise set forth on the face hereof, the "Treasury
                                                                      --------
Rate" means, with respect to any Interest Determination Date pertaining thereto,
- ----
the rate for the auction of direct obligations of the United States ("Treasury
                                                                      --------
Bills") held on such Interest Determination Date having the Index Maturity set
- -----
forth on the face hereof as published in H.15(519) under the caption "Treasury-
                                                                      --------
Bills auction average (investment)" or, if not yet published by 9:00 A.M., New
- ----------------------------------
York City time, on the Calculation Date pertaining to such Interest Determination Date, the auction average rate for such Interest Determination Date (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury Bills having the Index Maturity set forth on the face hereof are not otherwise reported as provided above by 3:00 P.M., New York City time, on such Calculation Date or no such auction is held on such Interest Determinate Date, the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) calculated using the arithmetic mean (rounded to the nearest one hundred-thousandth of a percentage point) of the secondary market bid rates, as of 3:30 P.M., New York City time, on such Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent (after consultation with the Company) for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity set forth on the face hereof; provided,
                                                                     --------
however, that, if the dealers selected as aforesaid by the Calculation Agent are
- -------
not quoting as mentioned in this sentence, the Treasury Rate for the applicable period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable on the Treasury Rate Notes for which the Treasury Rate is being determined shall be the Initial Interest Rate).

          Determination of CMT Rate.  If the Base Rate set forth on the face
          -------------------------
hereof is the CMT Rate, this Security will bear interest for each Interest Reset Period at the interest rate calculated with reference to the CMT Rate and the Spread and/or Spread Multiplier, if any, and subject to the Minimum Interest Rate and Maximum Interest Rate, if any, set forth on the face hereof. Unless otherwise set forth on the face hereof, the "CMT Rate" means, with respect to any Interest
                         --------
Determination Date pertaining thereto, the rate displayed on the Designated CMT Telerate Page (as defined below) under the caption "Treasury Constant Maturities . . . Federal Reserve Board Release H.15 . . . Mondays Approximately 3:45 P.M.", under the column for the Designated CMT Maturity Index (as defined below) for
(i) if the Designated CMT Telerate Page is 7055, the rate on such Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the rate for the week or the month, as applicable, ended immediately preceding the week in which the related Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or if not displayed by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, then the interest rate for such Interest Determination Date shall be the rate for the Designated CMT Maturity Index as published in H.15(519). If such rate is no longer published, or if not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, then the interest rate for such Interest Determination Date will be such Treasury Constant Maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, then the interest rate for such Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield to maturity, based on the arithmetic mean (rounded to the nearest one hundred-thousandth of a percentage point) of the secondary market closing offer side prices as of approximately 3:30 P.M., New York City time, on such Interest Determination Date, reported according to their records, by three leading primary United States government securities dealers (each, a "Reference
                                                                      ---------
Dealer") in The City of New York, (which may include the Agents) selected by the
- ------
Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("U.S. Treasury Notes") with an original
                                   -------------------
maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent cannot obtain three such U.S. Treasury Note quotations, the interest rate for such Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield to maturity based on the arithmetic mean (rounded to the nearest one hundred-thousandth of a percentage point) of the secondary market offer side prices as of approximately 3:30 P.M., New York City time, on the Interest Determination Date reported by three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for U.S. Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100 million. If only three or four of such Reference Dealers are quoting as described above, then the interest rate shall be based on the arithmetic mean (rounded to the nearest one hundred-thousandth of a percentage point) of the offer prices so obtained from all such Reference Dealers, without eliminating the Reference Dealers providing the highest and the lowest of such quotes. If fewer than three such Reference Dealers are quoting as described above, then the interest rate shall be the CMT Rate in effect on such Interest Determination Date. If two such U.S. Treasury Notes with an original maturity as described above have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the CMT Rate with the shorter remaining term to maturity shall be used.

          "Designated CMT Telerate Page" means the display on the Dow Jones
           ----------------------------
Telerate Service on the page specified under "CMT Telerate Page" on the face hereof (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)). If no such page is so specified, the Designated CMT Telerate Page shall be 7052 for the most recent week.

          "Designated CMT Maturity Index" means the original period to maturity
           -----------------------------
of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) with respect to which the CMT Rate will be calculated specified under "Index Maturity" on the face hereof. If no such maturity is so specified, the Designated CMT Maturity Index shall be 2 years.

          Determination of 11th District Cost of Funds Rate.  If the Base Rate
          -------------------------------------------------
set forth on the face hereof is the 11/th/ District Cost of Funds Rate, this Security will bear interest for each Interest Reset Period at the Interest Rate calculated with reference to the 11/th/ District Cost of Funds Rate and the Spread and/or Spread Multiplier, if any, and subject to the Minimum Interest Rate and Maximum Interest Rate, if any, set forth on the face hereof. Unless otherwise set forth on the face hereof, "11/th/ District Cost of Funds Rate"
                                          ----------------------------------
means, with respect to any Interest Determination Date, the monthly 11/th/ District Cost of Funds Index (the "11/th/ District Cost of Funds Index") normally published by the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") during the month immediately preceding the Interest Reset Date to which such Interest Determination Date applies.

          If the FHLB of San Francisco shall fail in any month to publish the 11/th/ District Cost of Funds Index (each such failure being referred to herein as an "Alternative Rate Event"), then the 11/th/ District Cost of Funds Rate for the Interest Determination Date after the Alternate Rate Event shall be calculated on the basis of the 11/th/ District Cost of

Funds Index most recently published prior to such Interest Determination Date. If an Alternate Rate Event occurs in the month immediately following a month in which a prior Alternate Rate Event occurred, the 11/th/ District Cost of Funds Rate for the Interest Determination Date immediately following the second Alternate Rate Event shall be calculated on the basis of the 11/th/ District Cost of Funds Index most recently published prior to such Interest Determination Date and, thereafter, the 11/th/ District Cost of Funds Rate for each succeeding Interest Determination Date shall be LIBOR, determined as though the Interest Rate Basis were LIBOR with an Index Maturity equal to one month and the Spread, if any, shall be the number of basis points set forth on the face hereof as the "Alternate Rate Event Spread," if any.

          In determining that the FHLB of San Francisco has failed in any month to publish the 11/th/ District Cost of Funds Index, the Calculation Agent may rely conclusively on any written advice from the FHLB of San Francisco to such effect.

          References herein to "U.S. dollars" or "U.S. $" or "$" are to the
                                ------------      ------      -
currency of the United States of America.

          Section 4.  Redemption.  If so specified on the face hereof, the
                      ----------
Company may at its option redeem this Security in whole or from time to time in part in increments of $1,000 (provided that any remaining principal amount of this Security shall not be less than the minimum authorized denomination of such Security) on or after the date designated as the Initial Redemption Date on the face hereof at 100% of the unpaid principal amount hereof or the portion thereof redeemed (or, if this Security is a Discount Security, such lesser amount as is provided for below) multiplied by the Initial Redemption Percentage specified on the face hereof, together with accrued interest to the Redemption Date. Such Initial Redemption Percentage shall decline at each anniversary of the Initial Redemption Date by an amount equal to the Annual Redemption Percentage Reduction specified on the face hereof until the redemption price is 100% of such amount. The Company may exercise such option by causing the Trustee to mail a notice of such redemption at least 30 but not more than 60 days prior to the Redemption Date. In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof. If less than all the Securities of the series, of which this Security is a part, with differing issue dates, interest rates and stated maturities are to be redeemed, the Company in its sole discretion shall select the particular Securities to be redeemed and shall notify the Trustee in writing thereof at least 45 days prior to the relevant redemption date. If less than all of the Securities with like tenor and terms to this Security are to be redeemed, the Securities to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

          Section 5.  Repayment.  If so specified on the face hereof, this
                      ---------
Security shall be repayable prior to the Stated Maturity at the option of the Holder on each applicable

Repayment Date shown on the face hereof at the Repayment Price shown on the face hereof, together with accrued interest to the Repayment Date. In order for this Security to be repaid, the Paying Agent must receive at least 30 but not more than 45 days prior to a Repayment Date this Security with the form attached hereto entitled "Option to Elect Repayment" duly completed. Except as set forth
                 -------------------------
in Section 308 of the Indenture, any tender of this Security for repayment shall be irrevocable. The repayment option may be exercised by the Holder of this Security in whole or in part in increments of $1,000 (provided that any remaining principal amount of this Security shall not be less than the minimum authorized denomination hereof). Upon any partial repayment, this Security shall be cancelled and a new Security or Securities for the remaining principal amount hereof shall be issued in the name of the Holder of this Security.

          Section 6.  Sinking Fund.  Unless otherwise specified on the face
                      ------------
hereof, this Security will not be subject to any sinking fund.

          Section 7.  Discount Securities.  If this Security (such Security
                      -------------------
being referred to as an "Original Issue Discount Security") (a) has been issued
                         --------------------------------
at an Issue Price lower, by more than a de minimis amount (as determined under
                                        -- -------
United States federal income tax rules applicable to original issue discount instruments), than its "stated redemption price at Maturity" (as defined below) and (b) would be considered an original issue discount security for United States federal income tax purposes, then the amount payable on this Security in the event of redemption by the Company, repayment at the option of the Holder or acceleration of the maturity hereof, in lieu of the principal amount due at the Stated Maturity hereof, shall be the Amortized Face Amount (as defined below) of this Security as of the date of such redemption, repayment or acceleration. The "Amortized Face Amount" of this Security shall be the amount equal to the sum of
 ---------------------
(a) the Issue Price (as set forth on the face hereof) plus (b) the aggregate of the portions of the original issue discount (the excess of the amounts considered as part of the "stated redemption price at maturity" of this Security within the meaning of Section 1273(a)(2) of the Internal Revenue Code of 1986, as amended (the "Code"), whether denominated as principal or interest, over the
                 ----
Issue Price of this Security) which shall theretofore have accrued pursuant to
Section 1272 of the Code (without regard to Section 1272(a)(7) of the Code) from the date of issue of this Security to the date of determination, minus (c) any amount considered as part of the "stated redemption price at maturity" of this Security which has been paid on this Security from the date of issue to the date of determination.

          Section 8.  Modification and Waivers.  The Indenture permits, with
                      ------------------------
certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a 66-2/3% in principal amount of all Outstanding Securities affected thereby. The Indenture also contains provisions permitting the Holders of not less than 66-2/3% in principal amount of the Outstanding Securities, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Provisions in the Indenture also permit the Holders of not less than 66-2/3% in principal amount of all Outstanding Securities of any series to waive on behalf of all of the Holders of all the Securities of such series and any related coupons certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Security and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          Section 9.  Ranking; Obligations of the Company Absolute.  The
                      --------------------------------------------
Securities are unsecured and rank pari passu with all other unsecured and unsubordinated indebtedness of the Company.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the Specified Currency herein prescribed.

          Section 10.  Defeasance and Covenant Defeasance.  The Indenture
                       ----------------------------------
contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security, unless otherwise specified on the face hereof.

          Section 11.  Authorized Denominations.  Unless otherwise provided on
                       ------------------------
the face hereof, this Security is issuable only in registered form without coupons issued in denominations of $100,000 or any amount in excess thereof which is an integral multiple of $1,000. If this Security is denominated in a Specified Currency other than U.S. dollars or is a Discount Security, this Security shall be issuable in the denominations set forth on the face hereof.

          Section 12.  Registration of Transfer.  As provided in the Indenture
                       ------------------------
and subject to certain limitations herein and therein set forth, the transfer of this Security is registrable in the Security Register upon surrender of this Security for registration of transfer at a Place of Payment for the series of Securities of which this Security is a part, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          If the registered owner of this Security is the Depository (such a Security being referred to herein as a "Global Security") and (i) the Depository
                                        ---------------
is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days following notice to the Company or (ii) an Event of Default occurs, the Company will issue Securities in certificated form in exchange for this Global Security. In addition, the Company may at any time determine not to have Securities represented by this Global Security and, in such event, will issue Securities in certificated form in exchange in whole for this Global Security representing such Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Securities equal in principal amount to such beneficial interest and to have such Securities registered in its name. Securities so issued in certificated form will be issued in denominations of $1,000 (or such other denomination as shall be specified by the Company) or any amount in excess thereof which is an integral multiple of $1,000 and will be issued in registered form only, without coupons.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          Section 13.  Events of Default.  If an Event of Default with respect
                       -----------------
to the Securities of the series of which this Security forms a part shall have occurred and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

          Section 14.  Defined Terms.  All terms used in this Security which are
                       -------------
defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

          Section 15.  Governing Law.  This Security shall be governed by and
                       -------------
construed in accordance with the law of the State of New York.

                           OPTION TO ELECT REPAYMENT
                           -------------------------


         The undersigned hereby irrevocably requests and instructs the Company to repay this Security (or the portion thereof specified below), pursuant to its terms, on the "Repayment Date" first occurring after the date of receipt of the
               --------------
within Security as specified below, at a Repayment Price equal to 100% of the principal amount thereof, together with interest thereon accrued to the Repayment Date, to the undersigned at:

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
          (Please Print or Type Name and Address of the Undersigned.)

         For this Option to Elect Repayment to be effective, this Security with
         ----------------------------------------------------------------------
the Option to Elect Repayment duly completed must be received at least 30 but
- -----------------------------------------------------------------------------
not more than 45 days prior to the Repayment Date (or, if such Repayment Date is
- --------------------------------------------------------------------------------
not a Business Day, the next succeeding Business Day) by the Company at its
- ---------------------------------------------------------------------------
office or agency, which will be located initially at the office of the Paying
- -----------------------------------------------------------------------------
Agent at 127 Public Square, Cleveland, Ohio 44114.
- --------------------------------------------------

         If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be $1,000 or an integral multiple thereof) which is to be repaid: $___________.

         If less than the entire principal amount of the within Security is to be repaid, specify the denomination(s) of the Security(ies) to be issued for the unpaid amount ($1,000 or any integral multiple of $1,000; provided that any
                                                          --------
remaining principal amount of this Security shall not be less than the minimum denomination of such Security): $_______.

Dated:  ____________________
                             ---------------------------------------------------
                             Note: The signature to this Option to Elect
                             Repayment must correspond with the name as written upon the face of the within Security in every particular without alterations or enlargement or any change whatsoever.

                           --------------------------


                                 ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common


UNIF GIFT MIN ACT -  ....................Custodian....................
                     (Cust.)                            (Minor)
                      Under Uniform Gifts to Minors Act
                     .................................................
                     (State)

Additional abbreviations may also be used though not in the above list.


                           --------------------------


                      FOR VALUE RECEIVED, the undersigned
                 hereby sell(s), assign(s) and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE
- -------------------------------------
|                                     |
|                                     |
- ------------------------------------------------------------------------------
     Please print or type name and address, including zip code of assignee



- --------------------------------------------------------------------------------
the within Security of KEYCORP and all rights thereunder and does hereby irrevocably constitute and appoint


                                                                  Attorney
- -----------------------------------------------------------------
to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.


Dated ___________________________________________


SIGNATURE GUARANTEED:    ________________________


________________________


                                    -------------------------------------------
                                    NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Security in every particular, without alteration or enlargement or any change whatsoever.